                                                               Exhibit 99.1

                            CONSUMER BATTERY GROUP

                                 OF VARTA AG

                      COMBINED FINANCIAL STATEMENTS AS OF AND

     FOR THE PERIODS ENDED SEPTEMBER 30, 2002 AND DECEMBER 31, 2001 AND 2000.

INDEX TO FINANCIAL STATEMENTS

                                                                         Pages
Independent Auditors' Report                                                1

Financial Statements:
   Combined Balance Sheets-German GAAP                                      2
   Combined Statements of Operations-German GAAP                            3
   Combined Statements of Changes in Equity-German GAAP                     4
   Combined Statements of Cash Flows-German GAAP                            5
   Notes to Combined Financial Statements                                  6-41

                          INDEPENDENT AUDITORS' REPORT

To the Executive Board of VARTA Geratebatterie GmbH:

We have audited the accompanying combined balance sheets of Consumer Battery Group of VARTA AG ("VARTA Consumer Battery Group") as of September 30, 2002, and December 31, 2001 and 2000, and the related combined statements of operations, changes in equity and cash flows for the nine months ended September 30, 2002 and the years ended December 31, 2001 and 2000. These combined financial statements are the responsibility of VARTA Geratebatterie GmbH's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of VARTA Consumer Battery Group as of September 30, 2002, and December 31, 2001 and 2000, and the results of its operations and its cash flows for the nine months ended September 30, 2002 and the years ended December 31, 2001 and 2000, in conformity with accounting principles generally accepted in Germany.

Accounting principles generally accepted in Germany vary in certain respects from accounting principles generally accepted in the United States of America. Application of accounting principles generally accepted in the United States of America would have affected equity as of September 30, 2002 and December 31, 2001 and results of operations for the nine months ended September 30, 2002 and the year ended December 31, 2001 to the extent summarized in Note 22 to the combined financial statements.


KPMG Deutsche Treuhand-Gesellschaft
Aktiengesellschaft
Wirtschaftspruefungsgesellschaft

Bielefeld, Germany
December 10, 2002

VARTA CONSUMER BATTERY GROUP

COMBINED BALANCE SHEETS--GERMAN GAAP


------------------------------------------------------------------------------------------------------
                                      Notes           September 30,     December 31,      December 31,
                                                          2002              2001               2000

                                                       Euro 000's        Euro 000's        Euro 000's
------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------
Intangible assets                                            773            1,018             1,274
----------------------------------------------------------------------------------------------------
Tangible assets                                           35,289           40,079            41,926
----------------------------------------------------------------------------------------------------
Financial assets                                             140               98                88
----------------------------------------------------------------------------------------------------
FIXED ASSETS                           (2)                36,202           41,195            43,288
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Inventories                            (3)                64,442           53,209            56,444
----------------------------------------------------------------------------------------------------
Accounts receivable and other          (4)                91,721           83,934            86,668
current assets
----------------------------------------------------------------------------------------------------
Short-term investments                 (5)                 2,977            7,881             8,267
----------------------------------------------------------------------------------------------------
Cash                                   (6)                10,776            9,447            14,093
----------------------------------------------------------------------------------------------------
CURRENT ASSETS                                           169,916          154,471           165,472
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
PREPAID EXPENSES                                           1,778              926               798
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                             207,896          196,592           209,558
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
EQUITY AND LIABILITIES
----------------------------------------------------------------------------------------------------
INVESTMENTS BY AND ADVANCES FROM                          96,691           57,629            64,922
VARTA AG
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
PROVISIONS                             (7)                68,550           71,557            70,343
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Liabilities due to banks               (8)                 1,814           32,198            35,119
----------------------------------------------------------------------------------------------------
Other liabilities                      (9)                40,841           35,208            39,174
----------------------------------------------------------------------------------------------------
LIABILITIES                                               42,655           67,406            74,293
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
TOTAL EQUITY AND LIABILITIES                             207,896          196,592           209,558
----------------------------------------------------------------------------------------------------

          The accompanying notes are an integral part of the combined financial statements.

VARTA CONSUMER BATTERY GROUP

COMBINED STATEMENTS OF OPERATIONS--GERMAN GAAP


--------------------------------------------------------------------------------------------------------
                                          Notes           Nine months       Year ended       Year ended
                                                             ended         December 31,     December 31,
                                                         September 30,        2001              2000
                                                             2002

                                                          Euro 000's        Euro 000's       Euro 000's
--------------------------------------------------------------------------------------------------------
Sales                                     (13)              284,020           397,545          398,704
-------------------------------------------------------------------------------------------------------
Change in inventories and internal        (14)                7,033            -1,459            3,497
work capitalized
-------------------------------------------------------------------------------------------------------
TOTAL PERFORMANCE                                           291,053           396,086          402,201
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Other operating income                    (15)               16,687            20,822           27,906
-------------------------------------------------------------------------------------------------------
Cost of materials                         (16)              141,815           184,481          190,630
-------------------------------------------------------------------------------------------------------
Personnel costs                           (17)               66,155            87,787           95,501
-------------------------------------------------------------------------------------------------------
Depreciation on intangible and             (2)                7,275            10,757           10,073
tangible fixed assets
-------------------------------------------------------------------------------------------------------
Other operating expenses                  (18)               80,547           105,764          112,021
-------------------------------------------------------------------------------------------------------
Other financial income (expense)                                 --                 4               -1
-------------------------------------------------------------------------------------------------------
Net interest expense                      (19)                  525             1,460            1,141
-------------------------------------------------------------------------------------------------------
INCOME FROM ORDINARY ACTIVITIES                              11,423            26,663           20,740
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Taxes on income                           (20)                7,049            10,645            8,512
-------------------------------------------------------------------------------------------------------
NET INCOME                                                    4,374            16,018           12,228
-------------------------------------------------------------------------------------------------------

           The accompanying notes are an integral part of the combined financial statements.

VARTA CONSUMER BATTERY GROUP

COMBINED STATEMENTS OF CHANGES IN EQUITY--GERMAN GAAP


---------------------------------------------------------------------------------------------------------
                                                    Nine months ended        Year ended       Year ended
                                                      September 30,         December 31,     December 31,
                                                          2002                  2001            2000

                                                       Euro 000's            Euro 000's       Euro 000's
---------------------------------------------------------------------------------------------------------
BEGINNING EQUITY                                         57,629                64,922           71,206
-------------------------------------------------------------------------------------------------------
Net income                                                4,374                16,018           12,228
-------------------------------------------------------------------------------------------------------
Foreign currency translation                             -7,506                   741          - 1,991
adjustment
-------------------------------------------------------------------------------------------------------
Profit transfer to VARTA AG                             -14,042               -15,825          -12,224
-------------------------------------------------------------------------------------------------------
Other changes in investments by and                      56,236                -8,227          - 4,297
advances from VARTA AG, net
-------------------------------------------------------------------------------------------------------
ENDING EQUITY                                            96,691                57,629           64,922
-------------------------------------------------------------------------------------------------------

           The accompanying notes are an integral part of the combined financial statements.

VARTA CONSUMER BATTERY GROUP

COMBINED STATEMENTS OF CASH FLOWS--GERMAN GAAP


---------------------------------------------------------------------------------------------------------------
                                                        Nine months ended       Year ended          Year ended
                                                          September 30,        December 31,        December 31,
                                                              2002                 2001                2000

                                                            Euro 000's          Euro 000's           Euro 000's
---------------------------------------------------------------------------------------------------------------
Net income                                                    4,374               16,018               12,228
--------------------------------------------------------------------------------------------------------------
Depreciation                                                  7,275               10,757               10,073
--------------------------------------------------------------------------------------------------------------
Depreciation and impairment-Hagen                                --                1,460                1,434
--------------------------------------------------------------------------------------------------------------
Net loss (gain) from disposal of fixed                           81                 -694               -2,432
assets
--------------------------------------------------------------------------------------------------------------
Changes in assets and liabilities:
--------------------------------------------------------------------------------------------------------------
         Inventories                                        -12,833                3,317              -11,292
--------------------------------------------------------------------------------------------------------------
         Accounts receivable and                            -14,051                2,483                8,154
         other current assets (1)
--------------------------------------------------------------------------------------------------------------
         Prepaid expenses                                      -927                 -172                  809
--------------------------------------------------------------------------------------------------------------
         Other liabilities (1)                                7,086               -3,972                1,397
--------------------------------------------------------------------------------------------------------------
         Provisions                                          -1,604                  964               11,927
--------------------------------------------------------------------------------------------------------------
CASH (USED IN) PROVIDED BY                                  -10,599               30,161               32,298
OPERATING ACTIVITIES
--------------------------------------------------------------------------------------------------------------
Investments in tangible and intangible                       -4,292              -10,102               -6,608
fixed assets
--------------------------------------------------------------------------------------------------------------
Proceeds from disposals of tangible fixed                       710                1,645                7,026
assets
--------------------------------------------------------------------------------------------------------------
Investments in financial fixed assets                           -42                  -10                   -3
--------------------------------------------------------------------------------------------------------------
Change in short-term investments                              4,690                  424               -1,447
--------------------------------------------------------------------------------------------------------------
CASH PROVIDED BY (USED IN) INVESTING                          1,066               -8,043               -1,032
ACTIVITIES
--------------------------------------------------------------------------------------------------------------
Net contributions from (distributions to)                    42,194              -25,512              -17,955
VARTA Group (2)
--------------------------------------------------------------------------------------------------------------
Proceeds from bank borrowings                                    --                1,632                1,033
--------------------------------------------------------------------------------------------------------------
Repayments of bank borrowings                               -29,926               -3,493               -7,689
--------------------------------------------------------------------------------------------------------------
CASH PROVIDED BY (USED IN) FINANCING                         12,268              -27,373             - 24,611
ACTIVITIES
--------------------------------------------------------------------------------------------------------------
CHANGES RESULTING FROM FOREIGN CURRENCY                      -1,406                  609                 -110
TRANSLATION
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH AND CASH                          1,329               -4,646                6,545
EQUIVALENTS
--------------------------------------------------------------------------------------------------------------
Cash, beginning of period                                     9,447               14,093                7,548
--------------------------------------------------------------------------------------------------------------
CASH, END OF PERIOD                                          10,776                9,447               14,093
--------------------------------------------------------------------------------------------------------------

(1)      2002 includes repurchase of accounts receivable (see note 4).

(2) 2001 reduced by Euro 1,460 (2000: Euro 1,434) thousand depreciation included in Hagen charge (see note 18).

         During 2002, interest payments and receipts amounted to Euro 1,191 (2001: Euro 2,747; 2000: Euro 2,280) thousand and Euro 434
         (2001: Euro 758; 2000: Euro 1,073) thousand, respectively. Income taxes of Euro 2,760 (2001: Euro 6,023; 2000: Euro 5,699) thousand were paid.


           The accompanying notes are an integral part of the combined financial statements.

VARTA CONSUMER BATTERY GROUP

NOTES TO THE COMBINED FINANCIAL STATEMENTS--GERMAN GAAP


(1) DESCRIPTION OF BUSINESS, BASIS OF PRESENTATION AND ACCOUNTING AND VALUATION PRINCIPLES

     On July 27, 2002, VARTA AG ("VARTA") entered into a sale and purchase agreement (the "Agreement") with Rayovac Corporation ("Rayovac") to sell a substantial portion of the assets and liabilities VARTA employs in the manufacture and distribution of consumer batteries. The combined businesses to be acquired by Rayovac are collectively referred to as "VARTA Consumer Battery Group".

     VARTA's consumer and micro battery businesses have historically comprised the Portable Battery Division of VARTA. In some geographic regions, the consumer and micro battery businesses were conducted through separate legal entities while in other regions these businesses were operated jointly as single legal entities. In 2001, VARTA began separating the assets and liabilities associated with the consumer and micro battery businesses. As of September 30, 2002, certain assets and liabilities, primarily related to the VARTA Consumer Battery Group, have been transferred to the legal entities which will be acquired according to the Agreement. This process of separating the assets and liabilities of the consumer battery business is referred to as the "Formation".

     The VARTA Consumer Battery Group manufactures and externally sources a variety of general use primary and rechargeable round cells and markets these primarily to wholesalers and retailers in Europe and Latin America. The types of batteries manufactured and distributed include among others: alkaline-manganese, zinc-carbon, lithium and rechargeable batteries in sizes D, C, AA, AAA and 9-volt. The VARTA Consumer Battery Group also distributes certain batteries of VARTA and its subsidiaries (together, "VARTA Group"). Where such products will continue to be distributed by VARTA Consumer Battery Group subsequent to the planned acquisition by Rayovac, associated revenues and costs have been included in the accompanying combined statements of operations.

Basis of Presentation

     The combined financial statements have been prepared in accordance with the German Commercial Code (Handelsgesetzbuch), referred to as accounting principles generally accepted in Germany ("German GAAP"), as if VARTA Consumer Battery Group had operated as a stand-alone entity for all periods prior to September 30, 2002.

     The combined financial statements include the historical assets, liabilities and results of operations of VARTA Consumer Battery Group as derived from the historical accounting records of VARTA. Certain assets and liabilities employed by VARTA Group in the manufacture and distribution of consumer batteries are not being acquired by Rayovac and are not included in the combined financial statements. VARTA Group will retain significant operating assets related to the manufacture and distribution of consumer batteries in its Brazilian subsidiary, Microlite S.A.

     Certain other assets and liabilities historically used, in part, in the manufacture and/or distribution of consumer batteries have been excluded from the accompanying combined balance sheet as they will not be transferred subject to the Agreement. However, to the extent such assets or liabilities are associated with VARTA

VARTA CONSUMER BATTERY GROUP

     Consumer Battery Group activities, any related expenses incurred have been allocated to VARTA Consumer Battery Group and included in the accompanying statements of operations. Such allocations were performed based on the use of time estimates, headcount and transaction statistics and certain similar activity-based data. While, in the opinion of management, the allocation methods and resulting allocations are reasonable, they may not be indicative of the costs that would have been incurred if VARTA Consumer Battery Group operated as a separate entity.

INDEBTEDNESS AND INTEREST

     Historically, VARTA Consumer Battery Group has participated in a central treasury function under the control of VARTA. In connection with this central treasury function, VARTA Group deposits its excess cash in overnight investments. As the consolidated net monetary position of the VARTA Consumer Battery Group is, to a large degree, the result of VARTA entity-wide financing decisions, amounts related to financing provided by or to the central treasury function have been classified as investments by and advances from VARTA AG in the accompanying combined balance sheets and statements of equity.

     Prior to the Formation, certain interest bearing and non-interest bearing loans existed between VARTA Consumer Battery Group and VARTA Group. As it is not possible to recreate the financing structure of VARTA Consumer Battery Group assuming it had operated as a separate entity, interest income and expense related to such loans have been excluded from the accompanying combined statements of operations. Related party loans which will be settled in connection with closing of the Agreement have been included in the accompanying combined balance sheets as a component of investments by and advances from VARTA AG.

     External indebtedness of VARTA Consumer Battery Group and related interest expense have been included in the combined financial statements. Similarly, related party loans from VARTA Group which remain outstanding beyond closing of the Agreement are included in other liabilities.

     The capital structure and related interest expense and income may not be indicative of the capital structure and interest expense and income that VARTA Consumer Battery Group would have incurred and earned, respectively, as a separate entity.

TAXATION

     Income taxes have been calculated as if VARTA Consumer Battery Group had always existed and filed separate tax returns in all periods presented. Other structures and tax strategies may have been in place if VARTA Consumer Battery Group had operated as a group of separate legal entities. Therefore, income tax expense reflected in the accompanying combined statements of operations may not be indicative of income tax expense that VARTA Consumer Battery Group would have incurred had it operated as a group of separate legal entities.

     As part of the Formation, legal ownership of most of the subsidiaries of the VARTA Consumer Battery Group was transferred to VARTA prior to September 30, 2002. The determination of deferred tax liabilities related to investments in foreign subsidiaries has been prepared as if this restructuring did not take place.

VARTA CONSUMER BATTERY GROUP

EQUITY

     The difference between the assets and liabilities allocated to VARTA Consumer Battery Group in the combined financial statements is presented as investments by and advances from VARTA AG and comprises the entire equity in the accompanying combined balance sheets and statements of changes in equity.

SCOPE OF COMBINATION

     The combined financial statements of VARTA Consumer Battery Group include assets and liabilities of 3 German and 14 foreign subsidiaries (2001 and 2000: 3 German and 13 foreign subsidiaries) in which VARTA Consumer Battery Group currently has a direct or indirect shareholding of more than 50%. For all periods presented, one foreign company has not been combined because its exclusion does not affect the requirement to fairly present the Group's financial position and results of operations and cash flows.

COMBINATION PRINCIPLES

     Combination is based on the net book value method whereby the cost of investments in subsidiaries are off-set against the portion of equity acquired at the time of acquisition or initial combination. Any resulting difference is allocated to assets and liabilities where their fair values differ from book value. Any remaining difference is recorded in equity (investments by and advances from VARTA AG) in the year of initial combination.

     Intra-group receivables and liabilities are eliminated. Intra-group sales are off-set against the related expenses, or are stated as changes in inventories or internal work capitalized. All other intra-group income and expenses are eliminated. Deferred taxes, affecting net income, related to elimination of transactions are taken into consideration.

CLASSIFICATION

     To improve clarity, certain balance sheet and statement of operations items have been combined with the detail provided in the notes. The combined statements of operations were prepared using the total-cost format. Under the total-cost format, operating expenses are disclosed by type of expense.

ACCOUNTING AND VALUATION PRINCIPLES

     Accounting, valuation and classification within the combined financial statements are based on a uniform basis of accounting except as noted otherwise.

VARTA CONSUMER BATTERY GROUP

     a.   Fixed Assets

          Intangible fixed assets are carried at acquisition cost less accumulated depreciation. Tangible fixed assets are generally valued at acquisition or production cost less scheduled depreciation where such assets are subject to normal wear and tear. Production costs include direct material and labour costs as well as an appropriate portion of material and production overheads including depreciation attributable to production; interest costs are not capitalized. Carrying values are adjusted by statutory indexation and revaluations in high-inflation countries where these adjustments compensate for currency devaluation.

          Depreciation is based on expected useful lives using the straight-line method. Assets of low value are written off in full in the year of acquisition in accordance with value limits. Unscheduled depreciation is applied to fixed assets which are considered to have undergone a permanent diminution of value at the balance sheet date.

     b.   Investments

          Shares in an unconsolidated affiliated company are valued at cost. Other investments of less than 20%, where no significant influence exists, and long-term securities are valued at cost. Interest-bearing loans are valued at nominal values; interest-free and low-interest-bearing loans are discounted to their net present value.

     c.   Inventories

          Inventories are stated at the lower of acquisition or production cost and replacement or net realizable values. Production costs include direct material and labour costs, as well as an appropriate portion of material and production overheads, including depreciation attributable to production; interest costs are not capitalized. For work in progress and finished goods, if the expected sales revenue less costs still to be incurred prior to sale is lower than carrying value, this lower value is applied. Appropriate and sufficient write-downs are made to cover risks of obsolescence and reduced marketability. Inventory is reduced for payments received on account that are directly attributable to specific inventories.

     d.   Receivables and other current assets

          Accounts receivable and other current assets are valued at their nominal value less allowances for all identifiable specific risks. The general credit risk is covered by an additional allowance for doubtful accounts. Interest-free or low-interest bearing receivables with a term of more than one year are discounted. Short-term investments are carried at the lower of cost or market value.

     e.   Pensions and other provisions

          Provisions for pensions and similar commitments, which primarily relate to German operations, are recorded actuarially on the basis of a 6% interest rate. Other provisions are recorded to cover all identifiable risks and uncertain liabilities in an adequate and appropriate manner.

VARTA CONSUMER BATTERY GROUP

     f.   Liabilities

          Liabilities are valued in general at their repayment amounts. Discounts on loans are recorded in prepaid expenses.

     g.   Unrecognized contingent liabilities and other financial commitments

          Unrecognized contingent liabilities are disclosed at the nominal value of obligations existing at the balance sheet date. Other financial commitments are disclosed in the notes at the nominal values of the commitments until the end of the term of the contracts giving rise to them.

     h.   Taxes

          Deferred taxes are calculated on timing differences between the results of operations for financial reporting and for taxation purposes recorded by the individual VARTA Consumer Battery Group businesses as well as on combination transactions affecting net income. Deferred tax assets and liabilities at each subsidiary are combined. Net deferred tax assets resulting after combining deferred tax assets and liabilities at the subsidiary level are not recognized except to the extent they arise on timing differences due to combination. Net deferred tax asset or liability balances are shown under prepaid expenses or provisions, respectively.

     i.   Currency translation

          Foreign currency receivables and liabilities not hedged by forward exchange contracts are translated at the buying or selling rate of exchange in force at the date of the transaction. Hedged transactions are translated at the hedge rate. Unrealised losses from currency fluctuations on the balance sheet date are recorded; unrealised gains are not recorded.

          Foreign businesses initially report in the currency of the country of their primary economic environment. The balance sheets of foreign businesses not stated in Euros are translated into Euros using rates in effect at the balance sheet date (the current rate method). Revenues and expenses, with the exception of change in inventories, depreciation, and taxes on income, are translated at rates which approximate exchange rates on the dates transactions occur. Depreciation and taxes on income are translated at balance sheet date rates and change in inventories is determined with reference to the change in the translated opening and closing balance sheet amounts. The net gain or loss arising from translation of statements of operations is recorded in other operating expenses.

VARTA CONSUMER BATTERY GROUP

(2) Fixed Assets

INTANGIBLE ASSETS


NET BOOK VALUE


---------------------------------------------------------------------------------------------------------
                                                          September 30,    December 31,      December 31,
                                                              2002             2001              2000

                                                            Euro 000's      Euro 000's        Euro 000's
---------------------------------------------------------------------------------------------------------
INTANGIBLE ASSETS                                              773             1,018             1,274
---------------------------------------------------------------------------------------------------------


DEVELOPMENT


---------------------------------------------------------------------------------------------------------
                                                        Nine months ended     Year ended      Year ended
                                                          September 30,      December 31,    December 31,
                                                              2002               2001            2000

                                                           Euro 000's         Euro 000's      Euro 000's
---------------------------------------------------------------------------------------------------------
COST
-------------------------------------------------------------------------------------------------------
Opening balance                                              7,628             7,432             7,656
-------------------------------------------------------------------------------------------------------
Exchange rate differences                                     -185                13               -38
-------------------------------------------------------------------------------------------------------
Additions                                                      269               401               481
-------------------------------------------------------------------------------------------------------
Disposals                                                      243               218               667
-------------------------------------------------------------------------------------------------------
CLOSING BALANCE                                              7,469             7,628             7,432
-------------------------------------------------------------------------------------------------------


ACCUMULATED DEPRECIATION
-------------------------------------------------------------------------------------------------------
Opening balance                                              6,610             6,158             6,111
-------------------------------------------------------------------------------------------------------
Exchange rate differences                                     -123                33                 2
-------------------------------------------------------------------------------------------------------
Additions                                                      433               582               619
-------------------------------------------------------------------------------------------------------
Disposals                                                      224               163               574
-------------------------------------------------------------------------------------------------------
CLOSING BALANCE                                              6,696             6,610             6,158
-------------------------------------------------------------------------------------------------------

NET BOOK VALUE                                                 773             1,018             1,274
-------------------------------------------------------------------------------------------------------

Intangible assets comprise application software. Depreciation includes Euro 85 thousand unscheduled depreciation for the nine months ended September 30, 2002 due to impairment of the related assets.

VARTA CONSUMER BATTERY GROUP

TANGIBLE ASSETS

NET BOOK VALUE


------------------------------------------------------------------------------------------------------------
                                                             September 30,    December 31,      December 31,
                                                                 2002             2001              2000

                                                              Euro 000's       Euro 000's        Euro 000's
------------------------------------------------------------------------------------------------------------
Land, titles to land, and buildings                             1,836             2,231             2,772
including buildings on leased land
------------------------------------------------------------------------------------------------------------
Technical equipment and machinery                              25,500            25,324            29,121
------------------------------------------------------------------------------------------------------------
Other equipment, factory and office
equipment                                                       7,694             8,713             9,567
------------------------------------------------------------------------------------------------------------
Payments on account and construction
in progress                                                       259             3,811               466
------------------------------------------------------------------------------------------------------------
TOTAL                                                          35,289            40,079            41,926
------------------------------------------------------------------------------------------------------------


DEVELOPMENT


-------------------------------------------------------------------------------------------------------
                                                       Nine months ended    Year ended       Year ended
                                                         September 30,     December 31,     December 31,
                                                             2002              2001             2000

                                                          Euro 000's        Euro 000's       Euro 000's
-------------------------------------------------------------------------------------------------------
COST
-------------------------------------------------------------------------------------------------------
Opening balance                                            130,442           130,151           142,991
-------------------------------------------------------------------------------------------------------
Exchange rate differences                                   -2,653            -1,565               651
-------------------------------------------------------------------------------------------------------
Additions                                                    4,023             9,701             6,127
-------------------------------------------------------------------------------------------------------
Disposals                                                    4,720             7,845            19,618
-------------------------------------------------------------------------------------------------------
CLOSING BALANCE                                            127,092           130,442           130,151
-------------------------------------------------------------------------------------------------------


ACCUMULATED DEPRECIATION
-------------------------------------------------------------------------------------------------------
Opening balance                                             90,363            88,225            92,343
-------------------------------------------------------------------------------------------------------
Exchange rate differences                                   -1,454            -1,088             1,545
-------------------------------------------------------------------------------------------------------
Additions                                                    6,842            10,175             9,454
-------------------------------------------------------------------------------------------------------
Disposals                                                    3,948             6,949            15,117
-------------------------------------------------------------------------------------------------------
CLOSING BALANCE                                             91,803            90,363            88,225
-------------------------------------------------------------------------------------------------------

NET BOOK VALUE                                              35,289            40,079            41,926
-------------------------------------------------------------------------------------------------------


Depreciation includes unscheduled depreciation for the nine months ended September 30, 2002 of Euro 4 (2001: Euro 94; 2000: Euro 5) thousand.

VARTA CONSUMER BATTERY GROUP

FINANCIAL ASSETS

NET BOOK VALUE


-----------------------------------------------------------------------------------------------------------
                                                           September 30,     December 31,      December 31,
                                                               2002              2001              2000

                                                            Euro 000's        Euro 000's        Euro 000's
-----------------------------------------------------------------------------------------------------------
Participations                                                  62                20                10
-----------------------------------------------------------------------------------------------------------
Loans to companies in which an equity                           78                78                78
interest is held
-----------------------------------------------------------------------------------------------------------
TOTAL                                                          140                98                88
-----------------------------------------------------------------------------------------------------------


DEVELOPMENT


----------------------------------------------------------------------------------------------------------
                                                         Nine months ended    Year ended       Year ended
                                                           September 30,     December 31,     December 31,
                                                               2002              2001             2000

                                                            Euro 000's        Euro 000's       Euro 000's
----------------------------------------------------------------------------------------------------------
COST
----------------------------------------------------------------------------------------------------------
Opening balance                                                108                98                96
----------------------------------------------------------------------------------------------------------
Additions                                                       42                10                 2
----------------------------------------------------------------------------------------------------------
CLOSING BALANCE                                                150               108                98
----------------------------------------------------------------------------------------------------------

ACCUMULATED IMPAIRMENT
----------------------------------------------------------------------------------------------------------
OPENING AND CLOSING BALANCE                                     10                10                10
----------------------------------------------------------------------------------------------------------

NET BOOK VALUE                                                 140                98                88
----------------------------------------------------------------------------------------------------------

VARTA CONSUMER BATTERY GROUP

(3) Inventories


-------------------------------------------------------------------------------------------------------
                                                        September 30,    December 31,      December 31,
                                                            2002             2001              2000

                                                         Euro 000's       Euro 000's        Euro 000's
-------------------------------------------------------------------------------------------------------
Raw materials and supplies                                21,756           18,745            18,308
-------------------------------------------------------------------------------------------------------
Work in progress                                           6,913            6,258             7,006
-------------------------------------------------------------------------------------------------------
Finished goods and goods for resale                       35,773           28,154            31,094
-------------------------------------------------------------------------------------------------------
Payments on account                                           --               52                36
-------------------------------------------------------------------------------------------------------
                                                          64,442           53,209            56,444
-------------------------------------------------------------------------------------------------------


(4) Accounts receivable and other current assets

As of September 30, 2002:


-----------------------------------------------------------------------------------------------------
                                                      Thereof due in     Thereof due         Total
                                                         one year       after one year

                                                        Euro 000's        Euro 000's       Euro 000's
-----------------------------------------------------------------------------------------------------
Accounts receivables for goods and                        84,039               --            84,039
services
-----------------------------------------------------------------------------------------------------
Accounts receivable from VARTA Group                       1,728               --             1,728
-----------------------------------------------------------------------------------------------------
Other current assets                                       5,371              583             5,954
-----------------------------------------------------------------------------------------------------
                                                          91,138              583            91,721
-----------------------------------------------------------------------------------------------------


As of December 31, 2001:


-----------------------------------------------------------------------------------------------------
                                                      Thereof due in     Thereof due         Total
                                                         one year       after one year

                                                        Euro 000's        Euro 000's       Euro 000's
-----------------------------------------------------------------------------------------------------
Accounts receivables for goods and services               72,326               --            72,326
-----------------------------------------------------------------------------------------------------
Accounts receivable from VARTA Group                       1,114               --             1,114
-----------------------------------------------------------------------------------------------------
Other current assets                                       8,369            2,125            10,494
-----------------------------------------------------------------------------------------------------
                                                          81,809            2,125            83,934
-----------------------------------------------------------------------------------------------------

VARTA CONSUMER BATTERY GROUP

As of December 31, 2000:


-----------------------------------------------------------------------------------------------------
                                                      Thereof due in     Thereof due         Total
                                                         one year       after one year

                                                        Euro 000's        Euro 000's       Euro 000's
-----------------------------------------------------------------------------------------------------
Accounts receivables for goods and                        73,995              115            74,110
services
----------------------------------------------------------------------------------------------------
Accounts receivable from VARTA Group                       2,797               --             2,797
----------------------------------------------------------------------------------------------------
Other current assets                                       7,979            1,782             9,761
----------------------------------------------------------------------------------------------------
                                                          84,771            1,897            86,668
----------------------------------------------------------------------------------------------------


     Other current assets comprise receivables for taxes, accounts receivable from personnel and other receivables arising in the normal course of business.

     During the periods presented, VARTA Consumer Battery Group participated in a financing arrangement whereby VARTA Consumer Battery Group sold certain high-quality receivables. As of December 31, 2001 and 2000, accounts receivable of Euro 19,389 thousand and Euro 18,387 thousand, respectively, were excluded from the related accompanying combined balance sheets as a result of this financing arrangement. During 2002, the arrangement was terminated resulting in an increase of accounts receivable of Euro 16,516 thousand and a decrease in other liabilities to deliver additional accounts receivable of Euro 3,028 thousand.

(5)  Short-term investments


------------------------------------------------------------------------------------------------------
                                                       September 30,    December 31,      December 31,
                                                           2002             2001              2000

                                                        Euro 000's       Euro 000's        Euro 000's
------------------------------------------------------------------------------------------------------
Short-term investments                                    2,977            7,881             8,267
------------------------------------------------------------------------------------------------------


     Short-term investments represent highly liquid securities with original maturities of less than 90 days.

VARTA CONSUMER BATTERY GROUP

(6)  Cash


---------------------------------------------------------------------------------------------------
                                                    September 30,    December 31,      December 31,
                                                        2002             2001              2000

                                                     Euro 000's       Euro 000's        Euro 000's
---------------------------------------------------------------------------------------------------
Checks                                                   115              334            1,127
---------------------------------------------------------------------------------------------------
Cash in hand                                             300               36               34
---------------------------------------------------------------------------------------------------
Cash at banks                                         10,361            9,077           12,932
---------------------------------------------------------------------------------------------------
                                                      10,776            9,447           14,093
---------------------------------------------------------------------------------------------------


     Cash at banks is primarily comprised of term deposits with maturities of less than 90 days.


(7)  Provisions


---------------------------------------------------------------------------------------------------
                                                   September 30,    December 31,      December 31,
                                                       2002             2001              2000

                                                    Euro 000's       Euro 000's        Euro 000's
---------------------------------------------------------------------------------------------------
Provisions for pensions and similar                   20,249           19,929            19,335
commitments
------------------------------------------------------------------------------------------------
Customer rebates and incentives                       19,976           23,088            23,183
------------------------------------------------------------------------------------------------
Personnel costs                                       13,199           12,666            13,707
------------------------------------------------------------------------------------------------
Services and deliveries received but not               2,000            1,177               533
invoiced
------------------------------------------------------------------------------------------------
Warranties and sales returns                           5,157            5,629             4,649
------------------------------------------------------------------------------------------------
Contingencies and other provisions                     3,858            3,449             4,985
------------------------------------------------------------------------------------------------
Deferred taxes                                           636            2,430             2,494
------------------------------------------------------------------------------------------------
Tax provisions                                         2,408            1,865             1,055
------------------------------------------------------------------------------------------------
Professional fees                                      1,067            1,324               402
------------------------------------------------------------------------------------------------
                                                      68,550           71,557            70,343
------------------------------------------------------------------------------------------------


     Provisions due within one year amount to Euro 47,402 (2001: Euro 50,899; 2000: Euro 51,018) thousand. Provisions due after more than five years amount to Euro 14,631 (2001: Euro 13,177; 2000: Euro 12,450) thousand and relate mainly to pensions and other deferred compensation plans.

     German pensions and similar commitments have been calculated according to the individual-asset-value method ("Teilwertverfahren" in accordance with German tax legislation); adjustments resulting from adoption of revised life expectancy estimates included in the 1998 mortality guide tables of Prof. Dr. Heubeck were amortized by the straight-line method over four years to December 31, 2001. Provisions for pensions and similar obligations also include obligations in respect of employees' entitlements which become due when employees leave the VARTA Consumer Battery Group.

VARTA CONSUMER BATTERY GROUP

(8)  Liabilities due to banks

As of September 30, 2002:


----------------------------------------------------------------------------------------------
                       Due within one     Due in two to     Due after more       Total
                            year            five years      than five years

                         Euro 000's         Euro 000's        Euro 000's       Euro 000's
----------------------------------------------------------------------------------------------
Liabilities due to         1,814              --                --               1,814
banks
----------------------------------------------------------------------------------------------

As of December 31, 2001:


----------------------------------------------------------------------------------------------
                       Due within one     Due in two to     Due after more       Total
                            year            five years      than five years

                         Euro 000's         Euro 000's        Euro 000's       Euro 000's
----------------------------------------------------------------------------------------------
Liabilities due to        9,191             16,234              6,773            32,198
banks
----------------------------------------------------------------------------------------------


As of December 31, 2000:


----------------------------------------------------------------------------------------------
                       Due within one     Due in two to     Due after more       Total
                            year            five years      than five years

                         Euro 000's         Euro 000's        Euro 000's       Euro 000's
----------------------------------------------------------------------------------------------
Liabilities due to        6,231             15,313              13,575           35,119
banks
----------------------------------------------------------------------------------------------


     As of September 30, 2002, liabilities of Euro 1 (2001: Euro 0; 2000: Euro
     16) thousand are secured.

VARTA CONSUMER BATTERY GROUP

(9)  Other liabilities


--------------------------------------------------------------------------------------------------
                                                   September 30,    December 31,      December 31,
                                                       2002             2001              2000

                                                    Euro 000's       Euro 000's        Euro 000's
--------------------------------------------------------------------------------------------------
Accounts payable for goods and services               24,973           22,408           24,998
--------------------------------------------------------------------------------------------------
Income taxes payable                                   3,641            3,493            4,857
--------------------------------------------------------------------------------------------------
Social security expenses                                 926            1,382            1,420
--------------------------------------------------------------------------------------------------
Liabilities for sold receivables                          --            1,181            2,128
--------------------------------------------------------------------------------------------------
Amounts due to VARTA Group                             6,887              664              348
--------------------------------------------------------------------------------------------------
Promissory notes payable                                 369              560              444
--------------------------------------------------------------------------------------------------
Amounts due to companies in which an                      --                3               --
interest is held
--------------------------------------------------------------------------------------------------
Miscellaneous                                          4,045            5,517            4,979
--------------------------------------------------------------------------------------------------
                                                      40,841           35,208           39,174
--------------------------------------------------------------------------------------------------


     All other liabilities as of September 30, 2002 (2001: Euro 35,208; 2000:
     Euro 39,157) are due within one year. Miscellaneous includes amounts due for wages and salaries and other liabilities arising in the normal course of business.

VARTA CONSUMER BATTERY GROUP

(10) Unrecognized contingent liabilities


--------------------------------------------------------------------------------------------------
                                                   September 30,    December 31,      December 31,
                                                       2002             2001              2000

                                                    Euro 000's       Euro 000's        Euro 000's
--------------------------------------------------------------------------------------------------
Promissory note guarantees                                --            7,549           13,588
--------------------------------------------------------------------------------------------------
Collateral for third party liabilities                   678            3,626               47
--------------------------------------------------------------------------------------------------
Security deposits                                         --               --              243
--------------------------------------------------------------------------------------------------
Other contingent liabilities                             656              656               --
--------------------------------------------------------------------------------------------------
                                                       1,334           11,831           13,878
--------------------------------------------------------------------------------------------------


     In the event that VARTA Microbattery GmbH is unable to meet certain pension obligations for retired and former employees, VARTA Consumer Battery Group is liable for such obligations.


(11) Other financial commitments


--------------------------------------------------------------------------------------------------
                                                   September 30,    December 31,      December 31,
                                                       2002             2001              2000

                                                    Euro 000's       Euro 000's        Euro 000's
--------------------------------------------------------------------------------------------------
Obligations for rent and leasing                      5,254            5,606            4,480
contracts due within one year
--------------------------------------------------------------------------------------------------
     Due in two to five years                        12,125           11,297            5,412
--------------------------------------------------------------------------------------------------
     Due after five years                            19,357           19,968            7,416
--------------------------------------------------------------------------------------------------
Approved capital expenditure commitments                623              775            1,475
due within one year
--------------------------------------------------------------------------------------------------
     Due in two to five years                            --              187               --
--------------------------------------------------------------------------------------------------
Other purchase commitments due within                19,383           10,551              783
one year
--------------------------------------------------------------------------------------------------
     Due in two to five years                           501            2,037               --
--------------------------------------------------------------------------------------------------
                                                     57,243           50,421           19,566
--------------------------------------------------------------------------------------------------

VARTA CONSUMER BATTERY GROUP

(12) Financial derivatives

As of September 30, 2002:


--------------------------------------------------------------------------
                                                MARKET        NOMINAL
                                                VALUE          VALUE

                                              Euro 000'S     Euro 000's
--------------------------------------------------------------------------
Commodity forward contract                      -48             589
--------------------------------------------------------------------------


As of December 31, 2001:


--------------------------------------------------------------------------
                                                MARKET        NOMINAL
                                                VALUE          VALUE

                                              Euro 000'S     Euro 000's
--------------------------------------------------------------------------
Foreign currency forward contract               33             1,142
--------------------------------------------------------------------------

As of December 31, 2000:


--------------------------------------------------------------------------
                                                MARKET        NOMINAL
                                                VALUE          VALUE

                                              Euro 000'S     Euro 000's
--------------------------------------------------------------------------
Foreign currency forward contract              -112            2,259
--------------------------------------------------------------------------


     The market values noted above show the gain (loss) which would result if the financial derivatives, in isolation from the underlying transactions, had been closed at the respective balance sheet dates. Transactions were concluded exclusively in connection with operating business.

VARTA CONSUMER BATTERY GROUP

(13) Sales


-----------------------------------------------------------------------------------------------
Analysis by region                             Nine months ended    Year ended      Year ended
                                                 September 30,     December 31,    December 31,
                                                      2002            2001             2000

                                                   Euro 000's       Euro 000's       Euro 000's
-----------------------------------------------------------------------------------------------
Germany                                              82,664          111,051          115,593
-----------------------------------------------------------------------------------------------
Other EU countries                                  123,574          177,253          167,954
-----------------------------------------------------------------------------------------------
Rest of Europe                                       22,880           31,772           29,889
-----------------------------------------------------------------------------------------------
Americas                                             50,799           71,344           74,255
-----------------------------------------------------------------------------------------------
Far East and Australia                                1,624            2,100            4,813
-----------------------------------------------------------------------------------------------
Other regions                                         2,479            4,025            6,200
-----------------------------------------------------------------------------------------------
                                                    284,020          397,545          398,704
-----------------------------------------------------------------------------------------------


(14) Change in inventories and internal work capitalized


--------------------------------------------------------------------------------------------------
                                                Nine months ended     Year ended       Year ended
                                                  September 30,      December 31,     December 31,
                                                      2002               2001             2000

                                                   Euro 000's         Euro 000's       Euro 000's
--------------------------------------------------------------------------------------------------
Change in finished goods and work in                  6,952            -2,879            2,312
progress
--------------------------------------------------------------------------------------------------
Other internal work capitalized                          81             1,420            1,185
--------------------------------------------------------------------------------------------------
                                                      7,033            -1,459            3,497
--------------------------------------------------------------------------------------------------

VARTA CONSUMER BATTERY GROUP

(15) Other operating income


---------------------------------------------------------------------------------------------------
                                                  Nine months ended    Year ended       Year ended
                                                    September 30,     December 31,     December 31,
                                                        2002              2001             2000

                                                     Euro 000's        Euro 000's       Euro 000's
---------------------------------------------------------------------------------------------------
Charges to VARTA Group                                  4,717           8,716           10,683
---------------------------------------------------------------------------------------------------
Foreign exchange transaction gains                      4,272           4,545            3,990
---------------------------------------------------------------------------------------------------
Income from release of provisions                       3,357           2,392            2,983
---------------------------------------------------------------------------------------------------
Income from the reduction of allowances                   684           1,209              569
for doubtful accounts and bad debts recovered
---------------------------------------------------------------------------------------------------
Income from release of liabilities for                  1,223              --               --
sold receivables
---------------------------------------------------------------------------------------------------
Gain from disposal of fixed assets                         84             771            2,928
---------------------------------------------------------------------------------------------------
Tax refunds (other than taxes on income)                  299             684              270
---------------------------------------------------------------------------------------------------
Rental income                                             173             261              544
---------------------------------------------------------------------------------------------------
Commissions and royalties                                  81             171              306
---------------------------------------------------------------------------------------------------
Hagen                                                      --              --            1,346
---------------------------------------------------------------------------------------------------
Pension refund                                             --              --            2,038
---------------------------------------------------------------------------------------------------
Miscellaneous                                           1,797           2,073            2,249
---------------------------------------------------------------------------------------------------
                                                       16,687          20,822           27,906
---------------------------------------------------------------------------------------------------

     Income from release of liabilities for sold receivables represents the reversal of allowances recorded for retained interests in the sold receivables upon termination of the financing arrangement.

     Gain from disposal of fixed assets for the year ended December 31, 2000 includes a gain of Euro 2,260 related to a sale and leaseback transaction. The related assets were sold and leased back under leases that do not qualify for capitalization. Other similar transactions were completed in the nine-month period ended September 30, 2002, however no gain was recognized on such sales.

     The Hagen caption noted above primarily comprises gains from the disposal of tangible assets used in the manufacture of rechargeable round cells at a former production site in Hagen, Germany. See note 18 for further information.

     See notes 18 and 22 (i) for further discussion of the pension refund noted above.

VARTA CONSUMER BATTERY GROUP

(16) Cost of materials


---------------------------------------------------------------------------------------------------
                                                Nine months ended    Year ended       Year ended
                                                  September 30,     December 31,     December 31,
                                                      2002              2001             2000

                                                   Euro 000's        Euro 000's       Euro 000's
---------------------------------------------------------------------------------------------------
Raw materials, supplies and goods for               141,313            183,659         189,990
resale
---------------------------------------------------------------------------------------------------
Costs of purchased services                             502                822             640
---------------------------------------------------------------------------------------------------
                                                    141,815            184,481         190,630
---------------------------------------------------------------------------------------------------


(17) Personnel costs


---------------------------------------------------------------------------------------------------
                                                Nine months ended    Year ended      Year ended
                                                  September 30,     December 31,    December 31,
                                                      2002              2001            2000

                                                   Euro 000's        Euro 000's      Euro 000's
---------------------------------------------------------------------------------------------------
Wages and salaries                                   53,807           70,170           77,573
---------------------------------------------------------------------------------------------------
Social security costs                                10,374           14,242           15,188
---------------------------------------------------------------------------------------------------
Pension costs                                         1,953            3,351            2,723
---------------------------------------------------------------------------------------------------
Welfare costs                                            21               24               17
---------------------------------------------------------------------------------------------------
                                                     66,155           87,787           95,501
---------------------------------------------------------------------------------------------------


     As of September 30, 2002, VARTA Consumer Battery Group employs a total of 1,950 (2001: 1,975; 2000: 2,142) employees.

VARTA CONSUMER BATTERY GROUP

(18) Other operating expenses


------------------------------------------------------------------------------------------------
                                                Nine months ended    Year ended      Year ended
                                                  September 30,     December 31,    December 31,
                                                      2002              2001            2000

                                                   Euro 000's        Euro 000's      Euro 000's
------------------------------------------------------------------------------------------------
Advertising and sales promotion                     13,222            17,843            16,514
------------------------------------------------------------------------------------------------
Selling and marketing costs                         11,325            16,225            16,075
------------------------------------------------------------------------------------------------
Charges from VARTA Group                             6,134             9,088            10,920
------------------------------------------------------------------------------------------------
Other purchased services                             8,718             8,805             6,873
------------------------------------------------------------------------------------------------
Rent and leasing                                     6,480             8,179             7,451
------------------------------------------------------------------------------------------------
Recycling contributions                              4,680             6,353             6,002
------------------------------------------------------------------------------------------------
Professional fees and other charges                  4,165             5,564             6,839
------------------------------------------------------------------------------------------------
Travel expenses                                      3,533             4,878             5,101
------------------------------------------------------------------------------------------------
Maintenance and other services                       1,825             4,387             4,374
------------------------------------------------------------------------------------------------
Fuel, utilities, consumables and                     3,213             3,950             4,227
insurance
------------------------------------------------------------------------------------------------
Costs related to personnel                           1,952             2,630             2,298
------------------------------------------------------------------------------------------------
Postage and telephone services                       1,754             2,386             2,601
------------------------------------------------------------------------------------------------
Foreign exchange transaction losses                  3,873             2,239             4,017
and foreign currency translation adjustments
------------------------------------------------------------------------------------------------
Increases of allowances for doubtful                 3,068             2,126             2,903
accounts and bad debts written off
------------------------------------------------------------------------------------------------
Receivable financing                                   708             2,462             1,281
------------------------------------------------------------------------------------------------
Other taxes                                          1,202             1,418             1,796
------------------------------------------------------------------------------------------------
Write-off pension refund receivable                    554                --                --
------------------------------------------------------------------------------------------------
Losses on disposal of fixed assets                     165                77               496
------------------------------------------------------------------------------------------------
Hagen                                                   --             1,866             9,268
------------------------------------------------------------------------------------------------
Miscellaneous                                        3,976             5,288             2,985
------------------------------------------------------------------------------------------------
                                                    80,547           105,764           112,021
------------------------------------------------------------------------------------------------


     The Hagen caption contains certain charges related to a former production facility in Hagen, Germany that will not be transferred according to the Agreement. Certain rechargeable round cells now outsourced from third parties were previously manufactured at Hagen, prior to its closure in 2001. Sales of such products have been included in the accompanying combined financial statements irrespective of whether they were outsourced or produced in Hagen. As a result, management has allocated a portion of the historical

VARTA CONSUMER BATTERY GROUP
     operating and closure costs of Hagen to the VARTA Consumer Battery Group. This allocation was based on analysis of activity-based data. The portion of the allocated costs related to variable production costs (such as direct material and personnel costs) have been classified according to their nature in the accompanying combined statements of operations. The remaining allocated costs related to Hagen (such as indirect personnel costs, depreciation and write-off of the facility in 2001) have been classified as other operating expenses because management believes this presentation provides the most meaningful comparability between periods. Following is a summary of the allocated charges classified as other operating expense according to their original nature, by period:


------------------------------------------------------------------------------------------------
                                                Nine months ended    Year ended      Year ended
                                                  September 30,     December 31,    December 31,
                                                      2002              2001            2000

                                                   Euro 000's        Euro 000's      Euro 000's
------------------------------------------------------------------------------------------------
Personnel costs                                         --                --             3,823
------------------------------------------------------------------------------------------------
Depreciation                                            --               113               657
------------------------------------------------------------------------------------------------
Unscheduled depreciation                                --             1,347               777
------------------------------------------------------------------------------------------------
Other operating expenses                                --               406             4,011
------------------------------------------------------------------------------------------------
                                                        --             1,866             9,268
------------------------------------------------------------------------------------------------


     Other taxes primarily consist of property taxes. The amounts unrelated to the accounting period contained in the miscellaneous expenses are of minor significance.

VARTA CONSUMER BATTERY GROUP

(19) Net interest expense


------------------------------------------------------------------------------------------------
                                                Nine months ended    Year ended      Year ended
                                                  September 30,     December 31,    December 31,
                                                      2002              2001            2000

                                                   Euro 000's        Euro 000's      Euro 000's
------------------------------------------------------------------------------------------------
Interest and similar income                             434                758           1,073
------------------------------------------------------------------------------------------------
Interest and similar income from VARTA                  388                163             351
Group
------------------------------------------------------------------------------------------------
Interest and similar expenses                         1,347              2,175           2,280
------------------------------------------------------------------------------------------------
Interest and similar expenses to VARTA                   --                206             285
Group
------------------------------------------------------------------------------------------------
                                                        525              1,460           1,141
------------------------------------------------------------------------------------------------


(20) Taxes on income


------------------------------------------------------------------------------------------------
                                                Nine months ended    Year ended      Year ended
                                                  September 30,     December 31,    December 31,
                                                      2002              2001            2000

                                                   Euro 000's        Euro 000's      Euro 000's
------------------------------------------------------------------------------------------------
Taxes on income                                       7,049             10,645            8,512
------------------------------------------------------------------------------------------------


     Taxes on income comprise German corporation tax, German trade tax, and comparable earnings-dependent foreign taxes less a deferred tax benefit of Euro 1,549 (2001: Euro 22, 2000: Euro 1,511) thousand.

     German corporate tax law in effect for the year ended December 31, 2000 applied a split-rate imputation system with regard to the taxation of the income of a German corporation and its shareholders. Under this law, retained corporate income is subject to a statutory corporate tax rate of 40%, plus a solidarity surcharge of 5.5% and trade tax for a combined rate of 51%. Upon distribution of retained earnings to shareholders, the corporate income tax rate on such distributed earnings is reduced to a statutory corporate tax rate of 30%, plus a solidarity surcharge of 5.5% and trade tax for a combined rate of 42.1%.

     In October 2000, a new tax law was enacted in Germany which, among other things, reduced the statutory corporate tax rate from 40% on retained earnings and 30% on distributed earnings to a uniform 25% statutory corporate tax rate on all earnings, effective January 1, 2001. The German statutory tax rate including the corporate tax, solidarity surcharge and trade tax for the periods ended September 30, 2002 and December 31, 2001 is 37.6%. The impact of the various revisions in the new tax legislation was accounted for during the

VARTA CONSUMER BATTERY GROUP
     year ended December 31, 2000, the period of enactment, as required by German GAAP. The impact of the legislation, primarily reflecting the effect of the tax rate reduction of the deferred tax balances, was to decrease income tax expense by Euro 1,175 thousand for the year ending December 31, 2000.

     Under certain circumstances, a German company may receive a tax benefit related to the distribution of 2000 and prior year earnings. The income tax expense for the year ended December 31, 2000 is net of such a benefit of Euro 1,042 thousand that would have been received if the VARTA Consumer Battery Group had made a distribution of Euro 12,700 thousand in the year ended December 31, 2001. As it is not possible to determine what benefit, if any, the VARTA Consumer Battery Group would receive for later distributions, no benefit has been included for the nine months ended September 30, 2002. VARTA Consumer Battery Group was not eligible for a benefit in the year ended December 31, 2001.

(21) Related party transactions

     In the normal course of business, VARTA Consumer Battery Group conducts transactions with VARTA Group.

     Related party receivables and payables as of September 30, 2002 were Euro 1,728 (2001: Euro 1,114; 2000: Euro 2,797) thousand and Euro 6,887 (2001:
     Euro 664; 2000: Euro 348) thousand, respectively. These amounts relate primarily to the sale and purchase of finished goods.

     The following tables summarize the amounts included in the accompanying combined statements of operations in connection with the related party transactions described above:


------------------------------------------------------------------------------------------------
                                                Nine months ended    Year ended      Year ended
                                                  September 30,     December 31,    December 31,
                                                      2002              2001            2000

                                                   Euro 000's        Euro 000's      Euro 000's
------------------------------------------------------------------------------------------------
Sales to Microlite S.A.                               2,530              3,049           3,145
------------------------------------------------------------------------------------------------
Sales to VARTA micro battery business                 5,770              6,213           6,397
------------------------------------------------------------------------------------------------
Other                                                   379                549           1,190
------------------------------------------------------------------------------------------------
TOTAL SALES                                           8,679              9,811          10,732
------------------------------------------------------------------------------------------------

VARTA CONSUMER BATTERY GROUP


------------------------------------------------------------------------------------------------
                                                Nine months ended    Year ended      Year ended
                                                  September 30,     December 31,    December 31,
                                                      2002              2001            2000

                                                   Euro 000's        Euro 000's      Euro 000's
------------------------------------------------------------------------------------------------
Purchases from Microlite S.A.                         1,994              3,272            846
------------------------------------------------------------------------------------------------
Finished products from VARTA micro                   14,644             17,619         18,536
battery business
------------------------------------------------------------------------------------------------
Semi-finished products from VARTA micro               6,180              7,496          7,032
battery business
------------------------------------------------------------------------------------------------
TOTAL PURCHASES                                      22,818             28,387         26,414
------------------------------------------------------------------------------------------------


     Purchases from and sales to Microlite S.A. and sales to VARTA micro battery business have been included in the combined financial statements based on historical transfer prices utilized within VARTA Group. In the opinion of management, these transfer prices are indicative of the purchase or sale prices which would have been used had the transactions been conducted between independent parties.

     The purchase prices of finished products from VARTA micro battery business were determined in accordance with terms equivalent to the distribution agreement reached in connection with the Agreement, as discussed below. Changes in actual production costs incurred or final sales prices realized directly impact the resulting purchase price (see note 23).

     For the years ended December 31, 2001 and 2000, purchases of semi-finished products from VARTA micro battery business have been included in the combined financial statements based on an agreement reached between the micro and consumer legal entities upon Formation. In 2002, a new pricing agreement became effective which increased the purchase prices of semi-finished products to VARTA Consumer Battery Group. These revised prices are reflected in purchases of semi-finished products from VARTA micro battery business for the nine months ended September 30, 2002. Management believes the revised prices are indicative of prices which would have been charged had the transactions been conducted between independent third parties. Had the revised prices been in place during 2001 and 2000, purchases of semi-finished products from VARTA micro battery business would have been approximately Euro 740 thousand and Euro 707 thousand higher, respectively.

     Included in other operating income and expenses (see notes 15 and 18) are charges to/from VARTA Group for services or other benefits provided to or received from VARTA Group. The components of these charges are:

VARTA CONSUMER BATTERY GROUP

OTHER OPERATING EXPENSES


------------------------------------------------------------------------------------------------
                                                Nine months ended    Year ended      Year ended
                                                  September 30,     December 31,    December 31,
                                                      2002              2001            2000

                                                   Euro 000's        Euro 000's      Euro 000's
------------------------------------------------------------------------------------------------
Administrative charge from VARTA                      2,782              3,722          4,157
------------------------------------------------------------------------------------------------
Administrative charges from VARTA Group               3,352              5,366          6,763
other than VARTA
------------------------------------------------------------------------------------------------
CHARGES FROM VARTA GROUP                              6,134              9,088         10,920
------------------------------------------------------------------------------------------------


OTHER OPERATING INCOME


------------------------------------------------------------------------------------------------
                                                Nine months ended    Year ended      Year ended
                                                  September 30,     December 31,    December 31,
                                                      2002              2001            2000

                                                   Euro 000's        Euro 000's      Euro 000's
------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGES TO VARTA GROUP                 4,717              8,716          10,683
------------------------------------------------------------------------------------------------


     The administrative charge from VARTA represents the historical carve-out of costs related to administrative services provided by or incurred on behalf of VARTA Consumer Battery Group by VARTA. Such administrative services include: legal administration, public relations, insurance, tax, treasury and internal audit.

     The charges from/to VARTA Group represent cost allocations necessary for those locations which historically operated as joint micro and consumer battery businesses. Since the cost structure of VARTA Consumer Battery Group is, in part, fixed in the short term and VARTA Consumer Battery Group has future obligations to provide services to and purchase services from VARTA Group as described below, management believes presentation of these amounts as other operating income and expenses provides useful information regarding the total cost structure of VARTA Consumer Battery Group. The following tables present the net effects on the combined statements of operations assuming the carve-out charges were netted against gross expenses according to their nature rather than presented as other operating income and expenses:

VARTA CONSUMER BATTERY GROUP

Nine months ended September 30, 2002:


------------------------------------------------------------------------------------------------------------
                                                                       Reclassify    Reclassify
                                                                         other         other
                                                                       operating     operating
                                                         As reported     income       expense      Adjusted

                                                          Euro 000's   Euro 000's    Euro 000's   Euro 000's
------------------------------------------------------------------------------------------------------------
Other operating income                                      16,687       -4,717            --        11,970
------------------------------------------------------------------------------------------------------------
Personnel costs                                            -66,155        2,643        -1,993       -65,505
------------------------------------------------------------------------------------------------------------
Depreciation on intangible and tangible fixed assets        -7,275          136          -244        -7,383
------------------------------------------------------------------------------------------------------------
Other operating expenses                                   -80,547        1,938         2,237       -76,372
------------------------------------------------------------------------------------------------------------


Year ended December 31, 2001:


------------------------------------------------------------------------------------------------------------
                                                                       Reclassify    Reclassify
                                                                         other         other
                                                                       operating     operating
                                                         As reported     income       expense      Adjusted

                                                          Euro 000's   Euro 000's    Euro 000's   Euro 000's
------------------------------------------------------------------------------------------------------------
Other operating income                                      20,822       -8,716            --        12,106
------------------------------------------------------------------------------------------------------------

Personnel costs                                            -87,787        4,598        -2,930       -86,119
------------------------------------------------------------------------------------------------------------

Depreciation on intangible and tangible fixed assets       -10,757          198          -703       -11,263
------------------------------------------------------------------------------------------------------------

Other operating expenses                                  -105,764        3,920         3,633       -98,211
------------------------------------------------------------------------------------------------------------


Year ended December 31, 2000:


------------------------------------------------------------------------------------------------------------
                                                                       Reclassify    Reclassify
                                                                         other         other
                                                                       operating     operating
                                                         As reported     income       expense      Adjusted

                                                          Euro 000's   Euro 000's    Euro 000's   Euro 000's
------------------------------------------------------------------------------------------------------------
Other operating income                                      27,906      -10,683            --        17,223
------------------------------------------------------------------------------------------------------------
Personnel costs                                            -95,501        4,085        -2,069        93,485
------------------------------------------------------------------------------------------------------------
Depreciation on intangible and tangible fixed assets       -10,073          311          -313       -10,075
------------------------------------------------------------------------------------------------------------
Other operating expenses                                  -112,021        6,287         2,382      -103,352
------------------------------------------------------------------------------------------------------------

     All above charges were determined based on analysis of time estimates, headcount, transaction statistics, and certain similar activity-based data and have been determined in a consistent manner to the future charges which will be incurred as a result of the service agreements described below. In management's opinion, while the allocation methods and resulting allocations described above are reasonable, they may not be indicative of the costs that would have been incurred if VARTA Consumer Battery Group had operated as

VARTA CONSUMER BATTERY GROUP
     a separate entity. It is not practicable to estimate what these expenses would have been had VARTA Consumer Battery Group operated as a separate entity.

     In connection with the Formation, VARTA Consumer Battery Group has entered into a distribution agreement whereby VARTA Consumer Battery Group agrees to distribute, and VARTA Group agrees to provide, micro battery products, as defined by the agreement, for a period of seven years from the effective date of the agreement (the "Distribution Agreement"). The purchase price of micro battery products will be determined by reference to the manufacturing costs of each product plus 50% of the difference between such manufacturing costs and the sales price realized by VARTA Consumer Battery Group upon final sale of the product. Either party may terminate this agreement for cause and the terminating party is entitled to minimum damages of Euro 1 million for cause due to material breach by the other party.

     VARTA Consumer Battery Group has also obtained an exclusive, royalty-free licence to use the micro battery trademarks associated with products governed by the Distribution Agreement (the "Trademark Licence"). Upon termination of the Distribution Agreement, VARTA Consumer Battery
     Group's rights under the Trademark Licence also terminate; provided, however, that VARTA Consumer Battery Group has the option to extend such rights in perpetuity for Euro 10 million less 5% of the net sales price of non-VARTA branded micro battery products purchased during the term of the agreement. If VARTA Consumer Battery Group terminates the Distribution Agreement due to breach of contract by VARTA Group, the required payment to extend the Trademark Licence is limited to Euro 5 million.

     VARTA Consumer Battery Group has also entered into an agreement with VARTA Group which governs current and future purchases of plastic and metal components. According to this agreement, VARTA Consumer Battery Group shall acquire such products for a period of at least two years subsequent to the closing date of the Agreement. VARTA Consumer Battery Group can cancel such agreement, with twelve months notice, subsequent to this two year period. Upon termination, VARTA Consumer Battery Group is required to pay VARTA AG termination costs with a maximum amount of Euro 2 million.

     Also in connection with the Formation, VARTA Consumer Battery Group has entered into a number of service agreements with VARTA Group to receive or provide certain administrative services at terms equivalent to those reflected in these combined financial statements. These agreements have minimum terms of twelve months from the closing date of the Agreement after which they may be terminated by either party with six months notice. Such services are to be provided or received at cost and may not be indicative of charges that would be made to or charged by a third party.

     Related party interest income and expense included in the accompanying combined statement of operations related to financing terms for product purchases and sales totaled Euro 387 (2001: Euro 163; 2000: Euro 351) thousand and Euro 0 (2001: Euro 206; 2000: Euro 285) thousand, respectively.

VARTA CONSUMER BATTERY GROUP

(22) Reconciliation to accounting principles generally accepted in the United States of America ("U.S. GAAP")

     VARTA Consumer Battery Group's combined financial statements have been prepared in accordance with German GAAP, which differs in certain significant respects from U.S. GAAP. The significant differences that affect net income and equity of the VARTA Consumer Battery Group are set forth below:


-----------------------------------------------------------------------------------------------------------
                                                                               NINE MONTHS
                                                                                  ENDED         YEAR ENDED
                                                                              SEPTEMBER 30,    DECEMBER 31,
                                                                                  2002             2001

                                                           NOTES               EURO 000'S       EURO 000`S
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INCOME FROM GERMAN GAAP TO U.S.

GAAP:
-----------------------------------------------------------------------------------------------------------
Net income as reported under German GAAP                                          4,374           16,018
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
    Allowance for doubtful accounts                         (a)                     -92               16
-----------------------------------------------------------------------------------------------------------
    Revenue recognition                                     (b)                    -215               16
-----------------------------------------------------------------------------------------------------------
    Valuation of inventory                                  (c)                      73              -42
-----------------------------------------------------------------------------------------------------------
    Internally developed software                           (d)                    -226             -262
-----------------------------------------------------------------------------------------------------------
    Valuation of tangible assets                            (e)                     118              141
-----------------------------------------------------------------------------------------------------------
    Provisions and loss contingencies                       (f)                    -655           -1,186
-----------------------------------------------------------------------------------------------------------
    Provisions for warranties and sales returns             (g)                     340              -60
-----------------------------------------------------------------------------------------------------------
    Retirement and voluntary termination benefits           (h)                     -77              504
-----------------------------------------------------------------------------------------------------------
    Pension refund                                          (i)                     554              886
-----------------------------------------------------------------------------------------------------------
    Other deferred compensation plans                       (j)                     -34              251
-----------------------------------------------------------------------------------------------------------
    Translation of foreign currency operations              (k)                     283             -558
-----------------------------------------------------------------------------------------------------------
    Foreign currency transaction gains and losses           (l)                     117             -336
-----------------------------------------------------------------------------------------------------------
    Scope of consolidation                                  (m)                    -737              557
-----------------------------------------------------------------------------------------------------------
    Leases                                                  (n)                    -161             -272
-----------------------------------------------------------------------------------------------------------
    Accounting for income taxes                             (o)                      89           -1,021
-----------------------------------------------------------------------------------------------------------
    Tax effect of U.S. GAAP adjustments                     (p)                     401              550
-----------------------------------------------------------------------------------------------------------
    Other                                                                           -13               12
-----------------------------------------------------------------------------------------------------------
Net income in accordance with U.S. GAAP                                           4,139           15,214
-----------------------------------------------------------------------------------------------------------

VARTA CONSUMER BATTERY GROUP


---------------------------------------------------------------------------------------------------------
                                                                             SEPTEMBER 30,   DECEMBER 31,
                                                                                 2002            2001

                                                           NOTES               EURO 000'S     EURO 000'S
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
RECONCILIATION OF EQUITY FROM GERMAN GAAP TO
U.S. GAAP:
---------------------------------------------------------------------------------------------------------
Equity as reported under German GAAP                                             96,691           57,629
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
    Allowance for doubtful accounts                         (a)                     378              531
---------------------------------------------------------------------------------------------------------
    Revenue recognition                                     (b)                    -606             -391
---------------------------------------------------------------------------------------------------------
    Valuation of inventory                                  (c)                     240              167
---------------------------------------------------------------------------------------------------------
    Internally developed software                           (d)                     382              608
---------------------------------------------------------------------------------------------------------
    Valuation of tangible assets                            (e)                     468              372
---------------------------------------------------------------------------------------------------------
    Provisions and loss contingencies                       (f)                     970            1,565
---------------------------------------------------------------------------------------------------------
    Provisions for warranties and sales returns             (g)                   1,453            1,415
---------------------------------------------------------------------------------------------------------
    Retirement and voluntary termination benefits           (h)                  -5,390           -3,253
---------------------------------------------------------------------------------------------------------
    Pension refund                                          (i)                      --             -547
---------------------------------------------------------------------------------------------------------
    Other deferred compensation plans                       (j)                     211              245
---------------------------------------------------------------------------------------------------------
    Translation of foreign currency operations              (k)                  -2,367           -2,810
---------------------------------------------------------------------------------------------------------
    Foreign currency transaction gains and losses           (l)                     145               62
---------------------------------------------------------------------------------------------------------
    Scope of consolidation                                  (m)                      --              737
---------------------------------------------------------------------------------------------------------
    Leases                                                  (n)                  -2,719           -2,588
---------------------------------------------------------------------------------------------------------
    Accounting for income taxes                             (o)                   2,056            2,073
---------------------------------------------------------------------------------------------------------
    Tax effect of U.S. GAAP adjustments                     (p)                   2,476            1,545
---------------------------------------------------------------------------------------------------------
    Other                                                                           141              146
---------------------------------------------------------------------------------------------------------
Equity in accordance with U.S. GAAP                                              94,529           57,506
---------------------------------------------------------------------------------------------------------


(a)  Allowance for doubtful accounts

     Under German GAAP, VARTA Consumer Battery Group maintains certain general allowances in foreign operations for uncollectible accounts receivable. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 5, "Accounting for Contingencies", such general allowances have been reversed under U.S. GAAP.

VARTA CONSUMER BATTERY GROUP

(b)  Revenue recognition

     In the normal course of operations, VARTA Consumer Battery Group sells finished goods to certain distributors. The terms of these transactions do not require the distributor to remit payment for purchased goods until such time as the goods have been delivered to their customers.

     Under German GAAP, revenue related to such transactions is recognized at the time of initial sale to the distributor since the distributor does not have the contractual right to return any unsold product.

     In accordance with SFAS No. 48, "Revenue Recognition When Right of Return Exists", and the U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin 101, "Revenue Recognition in Financial Statements", since past business practice and historical experience indicate distributors may return unsold products under limited circumstances and the distributors do not have economic substance apart from VARTA Consumer Battery Group, revenue is recognized only when goods have been delivered to the distributor's customers. As a result, accounts receivable would be Euro 1,416 (2001: Euro 910) thousand lower and inventory would be Euro 810 (2001: Euro 519) thousand higher in the accompanying combined balance sheets.

(c)  Valuation of inventory

     Under German GAAP, capitalization of certain administrative costs directly related to the production of inventory is not required. In accordance with "Chapter 4: Inventory Pricing" of Accounting Research Bulletin 43, "Restatement and Revision of Accounting Research Bulletins", such administrative costs have been capitalized as a component of inventory.

(d)  Internally developed software

     Under German GAAP, costs incurred to develop software for internal use are expensed as incurred. AICPA Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" requires that certain costs be capitalized as part of the cost of the software if specific criteria are met. The capitalized costs are amortized straight-line over three years. The adjustment reflects the amortization of such costs.

(e)  Valuation of tangible assets

     Under German GAAP, capitalization of interest costs incurred during the construction of assets for internal use is permitted but not required.

     Under SFAS No. 34, "Capitalization of Interest Cost", interest costs incurred during the construction of qualifying assets must be capitalized if the period of time necessary to construct such assets is significant and the effect of capitalizing interest, compared with the effect of expensing interest, is material.

VARTA CONSUMER BATTERY GROUP

(f)  Provisions and loss contingencies

     In accordance with German GAAP, provisions for certain anticipated future costs, contingencies, and expected costs to be incurred related to restructurings are recognized in accordance with a principle of conservatism taking possible losses into consideration.

     Under SFAS No. 5, "Accounting for Contingencies", accruals are established for expenses incurred but not paid as of the balance sheet date and for contingencies for which it is both probable that a loss has been incurred and the amount of such loss is reasonably estimable. Additionally, under Emerging Issues Task Force ("EITF") issue 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)", restructuring costs are accrued only if an entity has appropriately approved and communicated a sufficiently detailed restructuring plan that is expected to be completed within one year.

(g)  Provisions for warranties and sales returns

     Under German GAAP, in addition to provisions for specific exposures, certain general provisions for future warranty claims and sales returns may be established. In accordance with SFAS No. 5 and SFAS No. 48, provisions for warranty claims and sales returns reflect estimated returns based on historical experience considering current facts and circumstances.

(h)  Retirement and voluntary termination benefits

     Under German GAAP, certain pension and similar obligations are measured using discount rates determined in accordance with local tax regulations and current salary levels of plan participants. Certain changes in such obligations are recognized immediately in earnings, with the exception of adjustments related to adoption of revised mortality tables in 1998, the effects of which were amortized over four years.

     Under SFAS No. 87, "Employers' Accounting for Pensions", pension and similar obligations are measured using discount rates determined through reference to market rates of high-quality debt instruments and estimates of future salary trends. Certain changes in such obligations are deferred and recognized systematically over subsequent periods. Further, additional minimum liability is recognized if the accumulated benefit obligation exceeds the fair value of plan assets and the pension obligation otherwise recorded. Under U.S. GAAP, an additional minimum liability of Euro 2,740 (2001: Euro 694) thousand and an off-setting intangible asset of Euro 10 (2001: Euro 39) thousand have been recognized.

     Additionally, under German GAAP certain obligations for voluntary termination benefits are measured using the number of employees expected to volunteer for such benefits. Premiums related to such plans are expensed immediately.

VARTA CONSUMER BATTERY GROUP

     Under SFAS No. 88, "Employers' Accounting for Settlement and Curtailment of Defined Benefit Pension Plans and for Termination Benefits", the obligation for voluntary termination benefits is first recognized when the employee accepts the offer. The total costs of the benefits, including wage and salary premiums, are accrued on a straight line basis over the remaining service period.

(i)  Pension refund

     During 2000, the Swedish operation of the VARTA Consumer Battery Group was notified of its right to receive a Euro 2,038 thousand refund from a multi-employer defined benefit pension fund. The refund was granted in the form of offsets against future pension contributions. In accordance with German GAAP, VARTA Consumer Battery Group recognized the full amount of the expected refund as a receivable and other operating income during 2000. During 2002, the remaining receivable of Euro 554 thousand was written-off under German GAAP due to new information from the Swedish government indicating that such amounts could no longer be utilized to reduce current or future pension contributions.

     Under U.S. GAAP, refunds from multi-employer plans are recognized in the periods in which cash is received or otherwise required contributions are reduced. Pension expense during 2001 was reduced by Euro 886 thousand as a result of the refund.

(j)  Other deferred compensation plans

     In accordance with German GAAP, obligations related to certain deferred compensation plans with benefits that are determined through reference to the accumulated service period of plan participants are accrued over the service period of plan participants and measured using discount rates determined in accordance with local tax regulations assuming all eligible participants will ultimately vest in associated benefits.

     Under Accounting Principles Board Opinion 12, as amended by SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions", such obligations are also accrued over the service period of plan participants but are measured using discount rates determined through reference to market rates of high-quality debt instruments and estimates of future turnover of eligible plan participants.

(k)  Translation of foreign currency operations

     Under German GAAP, the balance sheets of foreign operations are translated into the Euro using rates in effect at the balance sheet date.

     Revenues and expenses, with the exception of change in inventories, depreciation, and taxes on income, are translated at rates which approximate exchange rates in effect on the dates transactions occur. Depreciation and taxes on income are translated at balance sheet date rates and change in inventories is determined with reference to the change in the translated opening and closing balance sheet amounts. The net gain or loss arising from translation of statements of operations is recorded in other operating expenses.

VARTA CONSUMER BATTERY GROUP

     Under SFAS No. 52, "Foreign Currency Translation", the assets and liabilities of a foreign currency operation are translated from the functional currency to the reporting currency using exchange rates in effect at the balance sheet date and revenues, expenses, gains and losses are translated at rates which approximate exchange rates in effect on the dates transactions occur. Translation adjustments are reported as a component of other comprehensive income but are excluded in determining net income.

     Under German GAAP, the carrying value of fixed assets may be adjusted by indexation and revaluations of fixed assets required or allowed for statutory reporting purposes in certain countries with high inflation economies, where such indexation and revaluations compensate for currency devaluation.

     Under SFAS No. 52, such indexation and revaluations are not allowed. Translation of financial statements of a foreign currency operation in a highly inflationary economy are remeasured as if the functional currency were the reporting currency.

(l)  Foreign currency transaction gains and losses

     Under German GAAP, foreign currency denominated receivables (payables) are translated at the lower (higher) of the exchange rate in effect at the balance sheet date or at the original transaction date, respectively. Unrealized losses are recognized in earnings while unrealized gains are not recorded until the underlying receivable or liability is settled.

     Under SFAS No. 52, receivables and payables denominated in a foreign currency are translated using the exchange rate in effect at the balance sheet date. Unrealized gains and losses are recognized in earnings.

(m)  Scope of consolidation

     Under German GAAP, the VARTA Consumer Battery Group does not combine certain special purpose entities ("SPE's") in its combined financial statements.

     Under U.S. GAAP, criteria which require evaluation for consolidation of SPE's result in the number of companies included in the combined financial statements being increased and the inclusion of accounts receivable and related financing liabilities in 2001. As of December 31, 2001, receivables of Euro 19,389 thousand and related liabilities of Euro 19,154 thousand are recorded under U.S. GAAP. Additionally, the accounts receivable include a retained interest in the receivables transferred to the SPE of Euro 891 thousand, whiCh was recorded as expense under German GAAP and is reversed under U.S. GAAP.

     The financing agreements referred to above were terminated during the nine month period ending September 30, 2002. As a result, the allowance for retained interests was fully reversed under German GAAP.

VARTA CONSUMER BATTERY GROUP

(n)  Leases

     Under German GAAP, certain leasing transactions, including certain sale-leasebacks, are classified as operating leases and the leased assets are off balance sheet. Lease payments are expensed in their entirety. As a result of the sale-leaseback transaction, a related gain of Euro 2,260 thousand was recognized during the year ended December 31, 2000.

     Under SFAS No. 13, "Accounting for Leases", leased assets and associated liabilities of Euro 20,168 (2001: Euro 15,231) thousand and Euro 22,887 (2001: Euro 17,819) thousand, respectively, are recorded in the balance sheets. The leased assets are depreciated based on their original cost bases and interest expense is recorded with respect to the financing liability.

(o)  Accounting for income taxes

     Under German GAAP, deferred tax assets of the combined businesses are recognized to the extent assets are recoverable through existing taxable timing differences. Deferred tax assets arising as a result of combination are recorded to the extent they are expected to be realized.

     Under SFAS No. 109, "Accounting for Income Taxes", deferred tax assets are reduced by a valuation allowance to the amount that management believes is more likely than not to be realized considering future taxable profits as well as taxable temporary differences.

     Under German GAAP, deferred taxes relating to investments in foreign businesses are not recorded. Under SFAS No. 109, a deferred tax liability is provided for an excess of the carrying amount of an investment in a foreign subsidiary over its tax basis unless such excess is essentially permanent in duration.

(p)  Tax effect of U.S. GAAP adjustments

     This item represents the income tax effects of the U.S. GAAP pre-tax adjustments.

VARTA CONSUMER BATTERY GROUP

(q)  Combined statement of cash flows

     The short term investments discussed in note 5 represent certain investments with original maturities of less than 90 days and, therefore, would be classified as cash equivalents under U.S. GAAP. Under SFAS No. 95, "Statement of Cash Flows", cash used in investing activities would be Euro 3,838 (2001: Euro 8,467) thousand and the beginning and ending balances of cash and cash equivalents in the accompanying combined statement of cash flows would be Euro 17,328 (2001: Euro 22,398) thousand and Euro 13,753 (2001: Euro 17,328) thousand, respectively.

(r)  Combined statement of operations

     Under German GAAP, statements of operations may be presented using the total-cost approach, an approach disclosing income and expenses by their nature.

     In accordance with SEC rules and regulations, statements of operations are to be presented using a cost of sales approach whereby income and expenses are disclosed by function or activity.

(s)  Comprehensive income

     SFAS No. 130, "Reporting Comprehensive Income", requires disclosure of changes in equity that do not result from transactions with owners (comprehensive income). The following table presents comprehensive income:


-------------------------------------------------------------------------------------------
                                                            Nine months
                                                               ended            Year ended
                                                           September 30,       December 31,
                                                               2002                2001

                                                            Euro 000's          Euro 000's
-------------------------------------------------------------------------------------------
Net income in accordance with U.S. GAAP                       4,139               15,214
-------------------------------------------------------------------------------------------
Foreign currency translation adjustment                      -7,340                1,223
-------------------------------------------------------------------------------------------
Additional minimum pension liability, net of                 -1,475                 -448
tax
-------------------------------------------------------------------------------------------
COMPREHENSIVE INCOME (LOSS) IN ACCORDANCE                    -4,676               15,989
WITH U.S. GAAP
-------------------------------------------------------------------------------------------

VARTA CONSUMER BATTERY GROUP

(23) SUBSEQUENT EVENTS

     VARTA Consumer Battery Group was sold to Rayovac pursuant to the Agreement, effective October 1, 2002. As a result of purchase accounting which will be applied by Rayovac, significant changes may be expected to the recorded assets and liabilities of VARTA Consumer Battery Group.

     Certain monetary assets and liabilities that will be acquired according to the Agreement do not historically relate to VARTA Consumer Battery Group. Conversely, certain monetary assets and liabilities historically related to VARTA Consumer Battery Group will not be acquired according to the Agreement. As described in note 1, the accompanying combined financial statements include the historical assets and liabilities of VARTA Consumer Battery Group irrespective of the legal entity in which they reside prior to or after closing of the Agreement.

     On October 1, 2002 the purchase prices of finished products purchased from VARTA micro battery business were adjusted in accordance with the Distribution Agreement. While the prices included in these combined financial statements have been determined in a manner consistent with the prices effective October 1, 2002, the aggregate cost of such finished goods is expected to rise based on actual production costs incurred and margins realized in 2002. Were the increased purchase prices reflected in the accompanying combined financial statements, purchases of finished products from VARTA micro battery business would have been approximately Euro 618 thousand higher for the nine months ended September 30, 2002.

VARTA CONSUMER BATTERY GROUP

(24) COMBINED COMPANIES


------------------------------------------------------------------------------------------------------
                                           Equity**     Result**   Part of      Employees    Factories
                                                                   Equity
                                          Euro 000's   Euro 000's    %            Number
------------------------------------------------------------------------------------------------------
VARTA Geratebatterie GmbH *                 50,898       13,565      --            1,102        1
Hannover, Germany
------------------------------------------------------------------------------------------------------
VARTA Batteri AS ***                         1,968       -3,060     100               41       --
Stenlose, Denmark
------------------------------------------------------------------------------------------------------
VARTA Ltd. *                                 2,213         -218     100               22       --
Crewkerne, Great Britain
------------------------------------------------------------------------------------------------------
VARTA B.V.                                   1,108         -211     100               33       --
Utrecht, Netherlands
------------------------------------------------------------------------------------------------------
VARTA S.A. *                                10,634          245     100              104       --
Courbevoie, France
------------------------------------------------------------------------------------------------------
Pile d'Alsace S.A.S.                         1,854          -85     100              138        1
Breitenbach, France
------------------------------------------------------------------------------------------------------
VARTA Batterie S.p.A. *                      6,644        1,042     100              104       --
Verona, Italy
------------------------------------------------------------------------------------------------------
VARTA Batterie Ges.m.b.H.                    1,134         -123     100               19       --
Vienna, Austria
------------------------------------------------------------------------------------------------------
VARTA Baterie Sp.z.o.o.                        368         -120     100                3       --
Warsaw, Poland
------------------------------------------------------------------------------------------------------
VARTA Kereskedelmi es Szolgaltato Kft.         572           57     100                7       --
Budapest, Hungary
------------------------------------------------------------------------------------------------------
VARTA Pilleri Ticaret Ltd.                     296          -92     100               37       --
Istanbul, Turkey
------------------------------------------------------------------------------------------------------
VARTA Batteries Inc. *                       1,107       -1,921     100                9       --
Toledo/Elmsford, USA
------------------------------------------------------------------------------------------------------
VARTA S.A. de C.V.                           4,101          144     100               73       --
Mexico City, Mexico
------------------------------------------------------------------------------------------------------
VARTA S.A.                                  14,873        2,402     100              291        1
Santafe de Bogota, Colombia
------------------------------------------------------------------------------------------------------
VARTA Geratebatterie Finanzservice           1,097          187     100               --       --
GmbH
Hannover, Germany
------------------------------------------------------------------------------------------------------
Anabasis Handelsgesellschaft mbH                21           -4     100               --       --
Hannover, Germany
------------------------------------------------------------------------------------------------------

* Entity in which VARTA Consumer Battery Group has been carved-out of historical results and equity of the legal entity.

** Equity and result as of and for nine months period ended September 30, 2002 as included in the combined financial statements, prior to combination entries.

*** Prior to foundation of this legal entity in September 30, 2002, the consumer business has been carved out of VARTA Batteri AB, Solna, Sweden.